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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 2, 1997



                                  ADVOCAT INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                      001-12996             62-1559667
         --------                      ---------             ----------

(State or other jurisdiction       (Commission File           (Employer
      of incorporation)                  Number)        Identification Number)


          277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067
          -------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 771-7575
                          -----------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Advocat Inc. (the "Registrant") reports the following acquisition:

         Pursuant to an Asset Purchase Agreement dated July 23, 1997, as amended September 30, 1997, by and among the Registrant, and Pierce Management Group First Partnership, Pierce Management Group Third Partnership, Pierce Management Group Fourth Partnership, Pierce, Pierce & Hall Partnership, Pierce Management Group Fifth Partnership, Health Care Investments Partnership, Guy Pierce and Vann Pierce Partnership, Sentry Services LLC, GVC Sentry Services LLC, SCP Sentry Services LLC, SGP Sentry Services LLC, SVP Sentry Services LLC, VCP Sentry Services LLC, SVCP Sentry Services LLC, Sentry Care of Newport, Inc., Tri-City Haven, Inc., Glen Haven Center of Care, Inc., Kannapolis Village Rest Home, Pierce Hall Partnership, Health Care Investments, Inc., Midstate Properties, Inc., Commercial Inspection And Maintenance, Tarheel Institutional Brokerage, (Collectively "Sellers") and A. Steve Pierce, Mary Lou Pierce, Guy S. Pierce, Jodi Pierce, C. Vann Pierce, Jacqueline W. Pierce, Candace Pierce Hammonds, William R. Hammonds,(collectively "Owners"), as assigned to a wholly-owned subsidiary of the Registrant, the Registrant acquired certain of the assets of the Sellers consisting of 15 adult care homes in North Carolina and entered into leases for an additional 14 adult care homes in North Carolina.

         Prior to this transaction, no material relationship existed between Sellers and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

         The consideration for the acquisition comprised approximately $32,225,000 cash and assumed liabilities of approximately $220,000.

         The Registrant funded substantially all of the cash portion of the consideration by a bridge loan with First American National Bank and AmSouth Bank in Nashville.

         The funding of the acquisition occurred on October 2. The Registrant, through its subsidiary, intends to continue the operation of the 29 adult care homes formerly owned by Sellers.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of the business acquired. It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

         (b) Pro forma financial information. It is impracticable at this time to provide the required pro forma financial information of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

         (c) Exhibits. The exhibit filed as a part of this report is listed in the Index to Exhibits immediately following the signature page.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ADVOCAT INC.



                                         By: /s/ Mary Margaret Hamlett
                                             --------------------------
                                             Mary Margaret Hamlett
                                             Chief Financial Officer




Date:    October 15, 1997
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                                  Exhibit Index

Exhibit No.
-----------

2.1               Asset Purchase Agreement dated July 23, 1997, by and among
                  Pierce Management Group First Partnership, Pierce Management
                  Group Third Partnership, Pierce Management Group Fourth
                  Partnership, Pierce, Pierce & Hall Partnership, Pierce
                  Management Group Fifth Partnership, Health Care Investments
                  Partnership, Guy Pierce And Vann Pierce Partnership, Sentry
                  Services LLC, GVP Sentry Services LLC, SCP Sentry Services
                  LLC, SGP Sentry Services LLC, SVP Sentry Services LLC, VCP
                  Sentry Services LLC, SVCP Sentry Services LLC, Sentry Care of
                  Newport, Inc., Tri-city Haven, Inc., Glen Haven Center of
                  Care, Inc., Kannapolis Village Rest Home, Pierce Hall
                  Partnership, Health Care Investments, Inc., Midstate
                  Properties, Inc., Commercial Inspection And Maintenance,
                  Tarheel Institutional Brokerage, (Collectively "Sellers") and
                  A. Steve Pierce, Mary Lou Pierce, Guy S. Pierce, Jodi Pierce,
                  C. Vann Pierce, Jacqueline W. Pierce, Candace Pierce Hammonds,
                  William R. Hammonds, (Collectively "Owners"), and Advocat
                  Inc., a Delaware corporation ("Buyer"), (incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for quarter ended June 30, 1997).

2.2               Amendment No. 1 to Asset Purchase Agreement dated September
                  30, 1997.

         A copy of the exhibit list to the Agreement has been included. The exhibits have been omitted but the Registrant shall furnish supplementally a copy of any omitted exhibit to the Commission upon request.






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